UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2026

KRYSTAL BIOTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38210	82-1080209
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2100 Wharton Street, Suite 701
Pittsburgh, Pennsylvania 15203
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (412) 586-5830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KRYS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.

On January 11, 2026, Krystal Biotech, Inc., a Delaware corporation (the “Company”), issued a press release (the “Press Release”) in advance of (i) the Company’s presentation on January 12, 2026 at the 44th Annual J.P. Morgan Healthcare Conference (the “Conference”) and (ii) the Company’s participation in the Conference, including management’s discussions with investors and others. The Press Release contains certain preliminary financial information as of and for the fiscal year ended December 31, 2025. Specifically, the Press Release states that (i) the Company expects total net product revenues for VYJUVEK to be between $106 million and $107 million for the fourth quarter of 2025, and between $388 million and $389 million for the full year 2025, and (ii) the Company’s expectation with respect to its cash, cash equivalents and investments as of December 31, 2025, is approximately $955 million. In addition, the Press Release contains the Company’s rare disease strategic vision and 2026 corporate objectives, as well as preliminary 2026 combined non-GAAP R&D and SG&A expense guidance. A copy of the Press Release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The preliminary financial information in this Item 2.02 is unaudited and preliminary and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2025 and its results of operations for the three months and year ended December 31, 2025. The audit of the Company’s financial statements for the year ended December 31, 2025 is ongoing and could result in changes to the information in this Item 2.02.

Item 7.01    Regulation FD Disclosure.

The disclosure in Item 2.02 above is also being furnished under this Item 7.01.

The information contained in Items 2.02 and 7.01, as well as Exhibit 99.1, to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 11, 2026
104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2026	KRYSTAL BIOTECH, INC.

	By:	/s/ Krish S. Krishnan
	Name:	Krish S. Krishnan
	Title:	Chairman and Chief Executive Officer